Intangible Assets, Net - Summary of Future Amortization Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets, Net [Abstract]
2022	$ 907
2023	743
2024	446
2025	446
2026 and thereafter	894
Intangible assets, net	$ 3,436	$ 5,195